UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 of 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          August 3, 2005
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                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-20242                 68-0275553
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 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


1340 Treat Boulevard, Suite 600, Walnut Creek, California           94597
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code         (925) 948-4000
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

     On August 3, 2005, Central Garden & Pet Company issued a press release announcing its financial results for its fiscal third quarter ended June 25, 2005. A copy of the press release is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

     Exhibit 99.1    Press release dated August 3, 2005.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CENTRAL GARDEN & PET COMPANY



                                 By:  /s/    STUART W. BOOTH
                                      --------------------------------------
                                      Stuart W. Booth
                                      Vice President and Chief Financial Officer

Dated: August 3, 2005




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